UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2022

Home Point Capital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39964	90-1116426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Old Earhart Road, Suite 250
Ann Arbor, Michigan 48105
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 616-6866

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0000000072 per share	HMPT	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.
On February 7, 2022, Home Point Financial Corporation (“Homepoint”), a wholly owned subsidiary of Home Point Capital Inc. (the “Company”), entered into a subservicing agreement (the “Subservicing Agreement”) with ServiceMac, LLC (“ServiceMac”), a wholly owned subsidiary of First American Financial Corporation, pursuant to which ServiceMac will subservice mortgage loans underlying mortgage servicing rights held by Homepoint. ServiceMac is expected to begin subservicing loans for Homepoint in the second quarter of 2022.
The Subservicing Agreement contains customary representations, warranties, and covenants of each of ServiceMac, as subservicer, and Homepoint. In consideration for subservicing such mortgage loans, ServiceMac will receive a per-loan subservicing fee and certain other ancillary compensation as set forth in the Subservicing Agreement. In addition, Homepoint and ServiceMac have the ability to terminate the Subservicing Agreement for cause if certain events specified in the Subservicing Agreement occur and without cause if certain conditions specified in the Subservicing Agreement are met.
The foregoing description of the Subservicing Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Subservicing Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022.
Item 5.08Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01Other Events.
2022 Annual Meeting
On February 10, 2022, the Board of Directors of the Company determined that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held virtually by means of remote communication on June 7, 2022, at 11:00 a.m. Eastern Daylight Time, or as otherwise set forth in the Company’s notice and proxy statement for the 2022 Annual Meeting. It is also possible that the 2022 Annual Meeting may be held on a different date. Stockholders of record of the Company’s common stock at the close of business on April 8, 2022, the planned record date for the 2022 Annual Meeting, will be entitled to notice of, and to vote at, the 2022 Annual Meeting.
In accordance with Section 2.03 of the Company’s Amended and Restated Bylaws (the “Bylaws”), the Company has set the time period for receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2022 Annual Meeting as no later than the close of business on March 2, 2022. Any stockholder proposal requested to be included in the proxy materials must (i) be received by the Company at 2211 Old Earhart Road, Suite 250, Ann Arbor, Michigan 48105, Attn: Corporate Secretary and (ii) satisfy all of the requirements of the Bylaws and not otherwise be permitted to be excluded under Rule 14a-8 of the Securities Exchange Act of 1934, as amended.

Cautionary Note on Forward-Looking Statements
This communication contains certain “forward-looking statements,” as that term is defined in the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements orally or in writing. These forward-looking statements include, but are not limited to, statements other than statements of historical facts, including among others, statements relating to the Company’s future financial performance, the Company’s business prospects and strategy, anticipated financial position, liquidity and capital needs, the industry in which the Company operates and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. These forward-looking statements, which are based on currently available information, operating plans, and projections about events and trends, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated by forward-looking statements include, among others: our reliance on our financing arrangements to fund mortgage loans and otherwise operate our business; the dependence of our loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; counterparty risk; our ability to continue to grow our loan origination business or effectively manage significant increases in our loan production volume; competition in the industry in which we operate; our success and growth of our production and servicing activities and the dependence upon our ability to adapt to and implement technological changes; the impact of interest rate fluctuations; and the spread of the COVID-19 outbreak and severe disruptions in the U.S. and global economy and financial markets it has caused. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in documents filed from time to time by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME POINT CAPITAL INC.

Date: February 11, 2022

	By:	/s/ Jean Weng

	Name:	Jean Weng
	Title:	General Counsel and Corporate Secretary